Exhibit 2.2

Exhibit E

to Merger Agreement

AGREEMENT AND PLAN OF MERGER

among

FIRST WIND HOLDINGS INC.

FIRST WIND HOLDINGS, LLC

D. E. SHAW MWPH ACQUISITION HOLDINGS, L.L.C.

D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C.

D. E. SHAW CH-SP SERIES 8-01(C), L.L.C.

D. E. SHAW CH-SP SERIES 10-07(C), L.L.C.

D. E. SHAW CH-SP SERIES 11-06(C), L.L.C.

and

D. E. SHAW CH-SP SERIES 13-04(C), L.L.C.

Dated as of           , 2010

TABLE OF CONTENTS

		PAGE

ARTICLE 1
DEFINED TERMS

Section 1.01.	Definitions	3
Section 1.02.	Other Definitional and Interpretative Provisions	5

ARTICLE 2
THE MERGER

Section 2.01.	The Merger	6
Section 2.02.	Cancellation of Interests; Conversion of Stock	6
Section 2.03.	Closing Deliverables	7

ARTICLE 3
THE SURVIVING CORPORATION

Section 3.01.	Name of Surviving Corporation	7
Section 3.02.	By-laws	7

ARTICLE 4
TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 4.01.	Transfer, Conveyance and Assumption	7
Section 4.02.	Further Assurances	8

ARTICLE 5
CONDITIONS TO THE BLOCKER MERGER

Section 5.01.	Conditions to the Obligations of Each Party	8

ARTICLE 6
TERMINATION

Section 6.01.	Termination	9

ARTICLE 7
MISCELLANEOUS

Section 7.01.	Survival of Representations and Warranties	9
Section 7.02.	Amendments; No Waivers	9

i

Section 7.03.	Integration	9
Section 7.04.	Successors and Assigns	10
Section 7.05.	Governing Law	10
Section 7.06.	Counterparts; Effectiveness	10
Section 7.07.	WAIVER OF JURY TRIAL	10

Exhibit A —	Form of Redemption and Distribution Agreement
Exhibit B —	Form of Certificate of Merger
Exhibit C —	Form of Amended and Restated Certificate of Incorporation
Exhibit D —	Form of Amended and Restated By-Laws

ii

AGREEMENT AND PLAN OF MERGER

among

FIRST WIND HOLDINGS INC.

FIRST WIND HOLDINGS, LLC

D. E. SHAW MWPH ACQUISITION HOLDINGS, L.L.C.

D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C.

D. E. SHAW CH-SP SERIES 8-01(C), L.L.C.

D. E. SHAW CH-SP SERIES 10-07(C), L.L.C.

D. E. SHAW CH-SP SERIES 11-06(C), L.L.C.

and

D. E. SHAW CH-SP SERIES 13-04(C), L.L.C.

AGREEMENT AND PLAN OF MERGER, dated as of           , 2010 (this “Agreement”), among First Wind Holdings Inc., a Delaware corporation (“WIND”), First Wind Holdings, LLC, a Delaware limited liability company (the “Company”), D. E. Shaw MWPH Acquisition Holdings, L.L.C., a Delaware limited liability company (“Newco”), D. E. Shaw CH-SP Series 1 MWP Acquisition (C), L.L.C., a Delaware limited liability company (“Blocker I”), D. E. Shaw CH-SP Series 8-01(C), L.L.C., a Delaware limited liability company (“Blocker II”), D. E. Shaw CH-SP Series 10-07(C), L.L.C., a Delaware limited liability company (“Blocker III”), D. E. Shaw CH-SP Series 11-06(C), L.L.C., a Delaware limited liability company (“Blocker IV”) and D. E. Shaw CH-SP Series 13-04(C), L.L.C., a Delaware limited liability company (“Blocker V”, and collectively with Blocker I, Blocker II, Blocker III and Blocker IV, the “Blocker LLCs”).  Capitalized terms used but not simultaneously defined are defined in or by reference to Section 1.01.

W I T N E S S E T H:

WHEREAS, WIND, the Company, and First Wind Merger, LLC (“Merger LLC”) have entered into an Agreement and Plan of Merger dated as of           , 2010 (the “Company Merger Agreement”) pursuant to which, at the Effective Time, Merger LLC will merge with and into the Company, with the Company surviving such merger (the “Company Merger”);

WHEREAS, prior to the date of this Agreement, [Comp Holdings] (“DES Comp Holdings”) formed D. E. Shaw CH-SP Series 1 MWP Acquisition 2, L.L.C., D. E. Shaw CH-SP Series 8-03, L.L.C., D. E. Shaw CH-SP Series 10-08, L.L.C., D. E. Shaw CH-SP Series 11-07,

L.L.C. and D. E. Shaw CH-SP Series 13-07, L.L.C., each a Delaware limited liability company and wholly-owned subsidiary of DES Comp Holdings (collectively, the “Holdings LLCs”);

WHEREAS, prior to the date of this Agreement, Newco was formed as a Delaware limited liability company and is collectively owned by the Holdings LLCs;

WHEREAS, prior to the date of this Agreement, DES Comp Holdings caused the Holding LLCs to transfer 100% of the limited liability company interests in the Blocker LLCs (collectively, the “Blocker Interests”) to Newco;

WHEREAS, the Blocker LLCs currently each own a portion, and collectively own all, of the outstanding limited liability company interests (such interests, the “MWP Interests”) of D. E. Shaw MWP Acquisition Holdings, L.L.C., a Delaware limited liability company (“MWP”);

WHEREAS, MWP, Newco, the Company and the Blocker LLCs are simultaneously entering into the Redemption, Distribution and Admission Agreement dated as of the Effective Date in the form attached hereto as Exhibit A (the “Redemption and Distribution Agreement”) pursuant to which, immediately prior to the Blocker Merger Effective Time, MWP will redeem all MWP Interests held by the Blocker LLCs in exchange for the distribution to the Blocker LLCs of certain limited liability company interests in the Company (the “Company Interests”) held by MWP, and the Company will admit each of the Blocker LLCs as a Substituted Member;

WHEREAS, in reliance on the representations and warranties of Newco and MWP in the Redemption and Distribution Agreement, WIND and Newco desire that WIND acquire the properties and other assets, and to assume all of the liabilities and obligations, of the Blocker LLCs by means of a series of mergers of the Blocker LLCs with and into WIND;

WHEREAS, Section 18-209 of the Delaware Limited Liability Company Act (6 Del.C. §18-101, et seq.), as amended from time to time (the “Delaware LLC Act”), and Section 264 of the General Corporation Law of the State of Delaware (8 Del.C. §101, et seq.), as amended from time to time (the “DGCL”), authorize the merger of a Delaware limited liability company with and into a Delaware corporation;

WHEREAS, WIND and each of the Blocker LLCs now desire to merge (the “Blocker Merger”), following which WIND shall be the surviving entity in each such Blocker Merger;

WHEREAS, pursuant to the Blocker Merger, WIND will issue a number of its Class A Shares to Newco in exchange for the cancellation of the Blocker Interests, and the Company will issue a corresponding number of its Series A Membership Interests to WIND in exchange for cancellation of the Company Interests held by the Blocker LLCs;

WHEREAS, WIND’s Certificate of Incorporation and Bylaws permit, and resolutions adopted by WIND’s Board of Directors authorize, this Agreement and the consummation of the Blocker Merger;

WHEREAS, Newco has approved this Agreement and the consummation of the Blocker Merger; and

WHEREAS, the Board of Directors of WIND has determined to issue Class A Shares and Class B Shares pursuant to the Company Merger Agreement and this Agreement in consideration of the receipt by WIND of Series A Membership Interests in the Company pursuant to this Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINED TERMS

Section 1.01.  Definitions.  As used in this Agreement, the following terms have the following meanings:

“Addendum Agreement” is defined in the Redemption and Distribution Agreement.

“Agreement” is defined in the preamble.

“Applicable Law” means (a) all United States federal and state statutes and laws and all statutes and laws of foreign countries; (b) all rules and regulations (including interpretations thereof) of all regulatory agencies, organizations and bodies; and (c) all rules and regulations (including interpretations thereof) of all self-regulatory agencies, organizations and bodies now or hereafter in effect.

“Blocker I” is defined in the preamble.

“Blocker II” is defined in the preamble.

“Blocker III” is defined in the preamble.

“Blocker IV” is defined in the preamble.

“Blocker V” is defined in the preamble.

“Blocker Interests” is defined in the recitals.

“Blocker LLCs” is defined in the preamble.

“Blocker Merger” is defined in the recitals.

“Blocker Merger Effective Time” is defined in Section 2.01(a).

“Certificate of Merger” is defined in Section 2.01(a).

“Class A Shares” means shares of Class A common stock, par value $0.001 per share, of WIND.

“Class B Shares” means shares of Class B common stock, par value $0.001 per share, of WIND.

“Closing Deliverables” is defined in Section 2.03.

“Company” is defined in the preamble.

“Company Interests” is defined in the recitals.

“Company Merger” is defined in the recitals.

“Company Merger Agreement” is defined in the recitals.

“Delaware LLC Act” is defined in the recitals.

“DES Comp Holdings” is defined in the recitals.

“DGCL” is defined in the recitals.

“Effective Date” is defined in the Company Merger Agreement.

“Effective Time” is defined in Company Merger Agreement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Holdings LLCs” is defined in the recitals.

“LLC Agreement” means the Fifth Amended and Restated Limited Liability Company Agreement of the Company dated as of July 17, 2009.

“Merger LLC” is defined in the recitals.

“MWP” is defined in the recitals.

“MWP Interests” is defined in the recitals.

“Newco” is defined in the preamble.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Redemption and Distribution Agreement” is defined in the recitals.

“Series A Membership Interest” is defined in the Company Merger Agreement.

“Series A Units” is defined in the LLC Agreement.

“Series A-1 Units” is defined in the LLC Agreement.

“Series B-3 Units” is defined in the LLC Agreement.

“Substituted Member” is defined in the LLC Agreement.

“WIND” is defined in the preamble.

Section 1.02.  Other Definitional and Interpretative Provisions.  The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The headings and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified.  Any capitalized term used in any Exhibit but not otherwise defined therein has the meaning ascribed to such term in this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.  “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, restated, modified or supplemented from time to time in accordance with the terms thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to “law,” “laws” or to a particular statute or law shall be deemed also to include any and all Applicable Laws.

ARTICLE 2

THE MERGER

Section 2.01.  The Merger. (a) After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Blocker Merger, as WIND, the Company, Newco and the Blocker LLCs shall determine, the Blocker LLCs shall merge with and into WIND, which shall be the surviving entity, and WIND shall file a certificate of merger (the “Certificate of Merger”) in the form attached hereto as Exhibit B and the Amended and Restated Certificate of Incorporation of WIND (the “Amended and Restated Certificate of Incorporation”) in the form attached hereto as Exhibit C with the Secretary of State of the State of Delaware and make all other filings or recordings required by Delaware law in connection with the Blocker Merger.  The Blocker Merger shall become effective on the Effective Date and at such time (the “Blocker Merger Effective Time”) as is specified in the Certificate of Merger.

(b)      At the Blocker Merger Effective Time, the Blocker LLCs shall be merged with and into WIND, whereupon the separate existence of the Blocker LLCs shall cease, and WIND shall be the surviving entity of the Blocker Merger (the “Surviving Corporation”) in accordance with Section 18-209 of the Delaware LLC Act and Section 264 of the DGCL.

Section 2.02.  Cancellation of Interests; Conversion of Stock.  At the Blocker Merger Effective Time:

(a)      Each Blocker Interest outstanding immediately prior to the Blocker Merger Effective Time shall, by virtue of the Blocker Merger and without any action on the part of the holder thereof, be canceled, and as consideration in respect thereof, WIND shall issue      Class A Shares to Newco;

(b)      (x) Each Company Interest held by the Blocker LLCs immediately prior to the Blocker Merger Effective Time shall, by virtue of the Blocker Merger and without any action on the part of the holder thereof, be canceled by the Company so that such Company Interests are not outstanding immediately prior to the Effective Time of the Company Merger, and (y) as consideration in respect thereof, at the Effective Time of the Company Merger, the Company shall issue a total of      Series A Membership Interests to WIND, as follows:

(i)            in respect of the 100,775,841 Series A Units and 22,059,000 Series B-3 Units held by Blocker I prior to the Blocker Merger Effective Time, the Company shall issue      Series A Membership Interests to WIND;

(ii)           in respect of the 57,505,748 Series A Units held by Blocker II prior to the Blocker Merger Effective Time, the Company shall issue      Series A Membership Interests to WIND;

(iii)          in respect of the 12,565,390 Series A Units held by Blocker III prior to the Blocker Merger Effective Time, the Company shall issue      Series A Membership Interests to WIND;

(iv)          in respect of the 61,679,773 Series A Units held by Blocker IV prior to the Blocker Merger Effective Time, the Company shall issue      Series A Membership Interests to WIND; and

(v)           in respect of the 76,800,000 Series A-1 Units and 1,311,778 Series A Units held by Blocker V prior to the Blocker Merger Effective Time, the Company shall issue      Series A Membership Interests to WIND.

(c)       Each share of capital stock of WIND outstanding immediately prior to the Blocker Merger Effective Time shall, by virtue of the Blocker Merger and without any action on the part of the holder thereof, remain unchanged and continue to remain outstanding as a share of capital stock of the Surviving Corporation.

Section 2.03.  Closing Deliverables.  Immediately prior to the Blocker Merger Effective Time, the parties hereto shall deliver, or cause to be delivered, to the parties thereto, the Redemption and Distribution Agreement duly executed by MWP, Newco, the Company and the Blocker LLCs and the Company and each Blocker LLC shall execute and deliver the Addendum Agreement referred to therein (collectively, the “Closing Deliverables”).

ARTICLE 3

THE SURVIVING CORPORATION

Section 3.01.  Name of Surviving Corporation.  The Amended and Restated Certificate of Incorporation of WIND in effect at the Blocker Merger Effective Time shall be the certificate of incorporation of the Surviving Corporation unless and until amended in accordance with its terms and applicable law.  The name of the Surviving Corporation shall be First Wind Holdings Inc.

Section 3.02.  By-laws.  The by-laws of the Surviving Corporation shall initially be in the form attached hereto as Exhibit D.

ARTICLE 4

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 4.01.  Transfer, Conveyance and Assumption.  At the Blocker Merger Effective Time, WIND shall continue in existence as the Surviving Corporation, and, except as set forth in Section 2.02, and without further transfer, succeed to and possess all of the rights, privileges and powers of the Blocker LLCs, and all of the assets and property of whatever kind and character of the Blocker LLCs shall vest in WIND without further act or deed; thereafter, WIND, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of the Blocker LLCs, and any claim or judgment against the Blocker LLCs may be enforced against WIND, as the Surviving Corporation, in accordance with Section 18-209 of the Delaware LLC Act and Section 264 of the DGCL.

Section 4.02.  Further Assurances.  If at any time WIND shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving Corporation the title to any property or right of the Blocker LLCs, or otherwise to carry out the provisions hereof, the proper representatives of the Blocker LLCs as of the Blocker Merger Effective Time shall execute and deliver any and all proper deeds, assignments and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving Corporation, and otherwise to carry out the provisions hereof.

ARTICLE 5

CONDITIONS TO THE BLOCKER MERGER

Section 5.01.  Conditions to the Obligations of Each Party.  The obligations of WIND, the Company, Newco and the Blocker LLCs to consummate the Blocker Merger are subject to the satisfaction of the following conditions as of the Blocker Merger Effective Time:

(a)       no provision of any Applicable Law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Blocker Merger;

(b)      all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Blocker Merger shall have been obtained;

(c)       this Agreement shall have been adopted by the requisite number of the members of the Company and the Blocker LLCs required by and in accordance with Applicable Law; and

(d)      the parties hereto shall be ready, willing and able to deliver the Closing Deliverables pursuant to Section 2.03.

ARTICLE 6

TERMINATION

Section 6.01.  Termination.  This Agreement may be terminated and the Blocker Merger may be abandoned at any time prior to the Blocker Merger Effective Time:

(a)       by mutual written consent of WIND, the Company, Newco and the Blocker LLCs; or

(b)      by either WIND, the Company, Newco or the Blocker LLCs, if there shall be any law or regulation that makes consummation of the Blocker Merger illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining WIND, the Company, Newco or the Blocker LLCs from consummating the Blocker Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable.

ARTICLE 7

MISCELLANEOUS

Section 7.01.  Survival of Representations and Warranties.  The representations and warranties and agreements contained herein or in any certificate or other writing delivered pursuant hereto shall not survive the Blocker Merger Effective Time or the termination of this Agreement.  Notwithstanding the foregoing, the representations and warranties and agreements contained in the Redemption and Distribution Agreement shall survive the Blocker Merger Effective Time or the termination of this Agreement.

Section 7.02.  Amendments; No Waivers.  (a) Any provisions of this Agreement may, subject to Applicable Law, be amended or waived prior to the Blocker Merger Effective Time if, and only if, such amendment or waiver is in writing and signed by WIND, the Company, Newco and the Blocker LLCs.

(b)      No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 7.03.  Integration.  All prior or contemporaneous agreements, contracts, promises, representations, and statements, if any, between WIND, the Company, Newco and the Blocker LLCs regarding the subject matter of this Agreement are merged into this Agreement, and this Agreement shall constitute the entire understanding between WIND, the Company, Newco and the Blocker LLCs with respect to the subject matter hereof.

Section 7.04.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto; and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.05.  Governing Law.  This Agreement and the rights of the parties hereunder will be governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles thereof.

Section 7.06.  Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

Section 7.07.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

FIRST WIND HOLDINGS INC.

By:
Name:
Title:

FIRST WIND HOLDINGS, LLC

By:
Name:
Title:

D. E. SHAW MWPH ACQUISITION HOLDINGS, L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 8-01(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 10-07(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 11-06(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 13-04(C), L.L.C.

By:
Name:
Title:

Exhibit A

to Blocker Merger Agreement

[Form of Redemption and Distribution Agreement]

REDEMPTION, DISTRIBUTION AND ADMISSION AGREEMENT

among

D. E. SHAW MWP ACQUISITION HOLDINGS, L.L.C.

FIRST WIND HOLDINGS, LLC

D. E. SHAW MWPH ACQUISITION HOLDINGS, L.L.C.

D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C.

D. E. SHAW CH-SP SERIES 8-01(C), L.L.C.

D. E. SHAW CH-SP SERIES 10-07(C), L.L.C.

D. E. SHAW CH-SP SERIES 11-06(C), L.L.C.

and

D. E. SHAW CH-SP SERIES 13-04(C), L.L.C.

Dated as of           , 2010

REDEMPTION, DISTRIBUTION AND ADMISSION AGREEMENT

among

D. E. SHAW MWP ACQUISITION HOLDINGS, L.L.C.

FIRST WIND HOLDINGS, LLC

D. E. SHAW MWPH ACQUISITION HOLDINGS, L.L.C.

D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C.

D. E. SHAW CH-SP SERIES 8-01(C), L.L.C.

D. E. SHAW CH-SP SERIES 10-07(C), L.L.C.

D. E. SHAW CH-SP SERIES 11-06(C), L.L.C.

and

D. E. SHAW CH-SP SERIES 13-04(C), L.L.C.

REDEMPTION, DISTRIBUTION AND ADMISSION AGREEMENT, dated as of           , 2010 (this “Agreement”), among D. E. Shaw MWP Acquisition Holdings, L.L.C., a Delaware limited liability company (“MWP”), First Wind Holdings, LLC, a Delaware limited liability company (the “Company”), D. E. Shaw MWPH Acquisition Holdings, L.L.C., a Delaware limited liability company (“Newco”), D. E. Shaw CH-SP Series 1 MWP Acquisition (C), L.L.C., a Delaware limited liability company (“Blocker I”), D. E. Shaw CH-SP Series 8-01(C), L.L.C., a Delaware limited liability company (“Blocker II”), D. E. Shaw CH-SP Series 10-07(C), L.L.C., a Delaware limited liability company (“Blocker III”), D. E. Shaw CH-SP Series 11-06(C), L.L.C., a Delaware limited liability company (“Blocker IV”) and D. E. Shaw CH-SP Series 13-04(C), L.L.C., a Delaware limited liability company (“Blocker V”, and collectively with Blocker I, Blocker II, Blocker III and Blocker IV, the “Blocker LLCs”).  Capitalized terms used but not simultaneously defined are defined in or by reference to Section 1.01.

W I T N E S S E T H:

WHEREAS, First Wind Holdings Inc. (“WIND”), the Company, D. E. Shaw MWPH Acquisition Holdings, L.L.C. and the Blocker LLCs have entered into an Agreement and Plan of Merger dated as of           , 2010 (the “Blocker Merger Agreement”) pursuant to which, at the Blocker Merger Effective Time, the Blocker LLCs will merge with and into WIND, with WIND surviving such merger (the “Blocker Merger”);

2

WHEREAS, the Company is currently governed by the Fifth Amended and Restated Limited Liability Company Agreement of the Company dated as of July 17, 2009 (the “LLC Agreement”);

WHEREAS, Newco is the owner of 100% of the limited liability company interests of the Blocker LLCs;

WHEREAS, each of the Blocker LLCs holds limited liability company interests in MWP (all such interests, the “MWP Interests”) corresponding to certain Series A Units, Series A-1 Units and Series B-3 Units of the Company (the “Company Interests”) held by MWP, and MWP desires to distribute the Company Interests to the Blocker LLCs in exchange for the redemption of the MWP Interests held by the Blocker LLCs prior to the Blocker Merger;

WHEREAS, members holding the requisite amount of limited liability company interests in each of MWP and the Blocker LLCs have approved this Agreement; and

WHEREAS, the admission of the Blocker LLCs pursuant to Section 8.6(l) of the LLC Agreement as Substituted Members and Permitted Transferees of MWP has been approved in accordance therewith and the requisite Required Sponsor Approval therefor has been obtained and, subject to the execution and delivery of an Addendum Agreement by each Blocker LLC, have confirmed pursuant to Section 3.7(b) of the LLC Agreement that all applicable conditions thereof and of Article 7 of the LLC Agreement are satisfied in connection therewith;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 8

DEFINED TERMS

Section 8.01.  Definitions.  As used in this Agreement, the following terms have the following meanings:

“Addendum Agreement” means an Addendum Agreement dated as of the Effective Date between the Company and each Blocker LLC substantially in the form attached hereto as Exhibit A.

“Agreement” is defined in the preamble.

“Applicable Law” means (a) all United States federal and state statutes and laws and all statutes and laws of foreign countries; (b) all rules and regulations (including interpretations thereof) of all regulatory agencies, organizations and bodies; and (c) all rules and regulations (including interpretations thereof) of all self-regulatory agencies, organizations and bodies now or hereafter in effect.

“Blocker I” is defined in the preamble.

3

“Blocker II” is defined in the preamble.

“Blocker III” is defined in the preamble.

“Blocker IV” is defined in the preamble.

“Blocker V” is defined in the preamble.

“Blocker LLCs” is defined in the preamble.

“Blocker Merger” is defined in the recitals.

“Blocker Merger Agreement” is defined in the recitals.

“Blocker Merger Effective Time” is defined in the Blocker Merger Agreement.

“Company Interests” is defined in the recitals.

“LLC Agreement” is defined in the recitals.

“Liens” is defined in Section 9.01(a).

“Manager” is defined in the LLC Agreement.

“MWP Interests” is defined in the recitals.

“Newco” is defined in the preamble.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Permitted Transferee” is defined in the LLC Agreement.

“Required Sponsor Approval” is defined in the LLC Agreement.

“Series A Units” is defined in the LLC Agreement.

“Series A-1 Units” is defined in the LLC Agreement.

“Series B-3 Units” is defined in the LLC Agreement.

“Substituted Member” is defined in the LLC Agreement.

“WIND” is defined in the recitals.

4

Section 8.02.  Other Definitional and Interpretative Provisions.  The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The headings and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified.  Any capitalized term used in any Exhibit but not otherwise defined therein has the meaning ascribed to such term in this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.  “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, restated, modified or supplemented from time to time in accordance with the terms thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to “law,” “laws” or to a particular statute or law shall be deemed also to include any and all Applicable Laws.

ARTICLE 9

REDEMPTION, DISTRIBUTION AND ADMISSION

Section 9.01.  Redemption and Distribution In-Kind.  Effective immediately prior to the transactions contemplated by Section 9.02:

(a)       MWP shall redeem from the Blocker LLCs, and the Blocker LLCs shall assign, set over and transfer to MWP, all of the MWP Interests, free and clear of all liens, encumbrances, security interests, pledges, options, charges, claims and rights of others of any nature whatsoever (“Liens”);

(b)      MWP shall make a distribution of all of the Company Interests to the Blocker LLCs, free and clear of all Liens, except for Liens arising under applicable securities laws or the LLC Agreement, as set forth below:

(i)        to Blocker I, MWP shall distribute 100,775,841 Series A Units and 22,059,000 Series B-3 Units;

(ii)       to Blocker II, MWP shall distribute 57,505,748 Series A Units;

(iii)      to Blocker III, MWP shall distribute 12,565,390 Series A Units;

(iv)      to Blocker IV, MWP shall distribute 61,679,773 Series A Units; and

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(v)      to Blocker V, MWP shall distribute 76,800,000 Series A-1 Units and 1,311,778 Series A Units.

(c)       Each of MWP and the Blocker LLCs hereby waives any requirement that would otherwise require notice to be given to or by any party pursuant to their respective constituent documents in connection with a redemption or a distribution in kind.

Section 9.02.  Consent to Transfer of Membership Interest in the Company and Admission of Blocker LLCs as Members of the Company.  Effective immediately prior to the Blocker Merger Effective Time, upon delivery to the Company of an Addendum Agreement duly executed by each Blocker LLC, the Company hereby consents to the transfer of the Company Interests to the Blocker LLCs and to the admission of each Blocker LLC as a Member of the Company.  Schedule I and Schedule II, as applicable, to the LLC Agreement are hereby deemed amended in accordance with Section 3.7(d) thereof to reflect the foregoing transfer of the Company Interests.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

In order to induce the Company to execute and deliver the Blocker Merger Agreement and this Agreement and consummate the Blocker Merger and the transactions contemplated hereby, each of Newco and MWP represents and warrants to the Company as follows:

Section 10.01.  Existence and Power.  Each Blocker LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted and to implement the transactions contemplated by this Agreement and the Blocker Merger Agreement.

Section 10.02.  Due Authorization.  The execution, delivery and performance by each Blocker LLC of this Agreement and the Blocker Merger Agreement and the consummation by each Blocker LLC of the transactions contemplated hereby and thereby are within such Blocker LLC’s powers and have been duly authorized by all necessary action on the part of such Blocker LLC.  This Agreement and the Blocker Merger Agreement each constitutes a valid and binding agreement of each Blocker LLC enforceable against such Blocker LLC in accordance with its terms.

Section 10.03.  No Undisclosed Liabilities.  There are no liabilities or obligations of MWP or the Blocker LLCs of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise (other than obligations under this Agreement and the Blocker Merger Agreement).

Section 10.04.  Title to Units.  Prior to the transactions contemplated hereby, MWP is the sole record and beneficial owner of the Company Interests, and except as contemplated hereby,

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MWP has not taken any action to sell, assign or otherwise transfer the Company Interests and the Company Interests are not subject to any Liens.

Section 10.05.  Assets.  MWP and the Blocker LLCs do not have, and have never had, any assets other than the Company Interests and the MWP Interests, respectively.

ARTICLE 11

FUTURE COOPERATION

Section 11.01.  Future Cooperation.  Each of the parties hereto agrees to cooperate at all times from and after the date hereof with respect to all the matters determined herein and to execute such other documents as reasonably may be requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Agreement.  The parties shall take all actions necessary or advisable to document the transactions described in this Agreement in the books and records of MWP, Newco, the Company and the Blocker LLCs.

ARTICLE 12

MISCELLANEOUS

Section 12.01.  Survival of Representations and Warranties.  The representations and warranties and agreements contained herein or in any certificate or other writing delivered pursuant hereto shall survive the Blocker Merger Effective Time and the consummation of the transactions contemplated hereby and shall not be merged upon the consummation of the transactions contemplated hereby.

Section 12.02.  Integration.  All prior or contemporaneous agreements, contracts, promises, representations, and statements, if any, between the parties hereto regarding the subject matter of this Agreement are merged into this Agreement, and this Agreement shall constitute the entire understanding between the parties hereto with respect to the subject matter hereof.

Section 12.03.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto; and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 12.04.  Governing Law.  This Agreement and the rights of the parties hereunder will be governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles thereof.

Section 12.05.  Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the

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signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

Section 12.06.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

D. E. SHAW MWP ACQUISITION HOLDINGS, L.L.C.

By:
Name:
Title:

FIRST WIND HOLDINGS, LLC

By:
Name:
Title:

D. E. SHAW MWPH ACQUISITION HOLDINGS, L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 8-01(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 10-07(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 11-06(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 13-04(C), L.L.C.

By:
Name:
Title:

Exhibit A

to Redemption and Distribution Agreement

[Form of Addendum Agreement]

ADDENDUM AGREEMENT, dated as of           , 2010 (this “Agreement”), by, among and between D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C., D. E. SHAW CH-SP SERIES 8-01(C), L.L.C., D. E. SHAW CH-SP SERIES 10-07(C), L.L.C., D. E. SHAW CH-SP SERIES 11-06(C), L.L.C., and D. E. SHAW CH-SP SERIES 13-04(C), L.L.C., each a Delaware limited liability company (each, a “Transferee”) and FIRST WIND HOLDINGS, LLC, a Delaware limited liability company (the “Company”), pursuant to the terms of the Fifth Amended and Restated Limited Liability Company Agreement of the Company dated as of July 17, 2009, including all exhibits and schedules thereto (the “LLC Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the LLC Agreement.

W I T N E S S E T H:

WHEREAS, the Company and the Members entered into the LLC Agreement to impose certain restrictions and obligations upon themselves, and to provide certain rights, with respect to the Company and its Units;

WHEREAS, the Company and the Members have required in the LLC Agreement that all Persons to whom Units of the Company are transferred and all other Persons acquiring Units must enter into an Addendum Agreement binding the Transferees to the LLC Agreement to the same extent as if they were original parties thereto and imposing the same restrictions and obligations on the Transferees and the Units to be acquired by the Transferees as are imposed upon the Members under the LLC Agreement; and

WHEREAS, it being contemplated that the Transferees will merge with and into First Wind Holdings Inc., a Delaware corporation (“WIND”) immediately after the execution and delivery hereof pursuant to the Agreement and Plan of Merger, dated as of the Effective Date, among WIND, the Company, D. E. Shaw MWPH Acquisition Holdings, L.L.C. and the Transferees (the “Blocker Merger Agreement”), the Board has waived the requirement that the Transferees execute and deliver a confidentiality and non-competition agreement;

NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the purchase or receipt by the Transferees of the Units, each Transferee acknowledges and agrees as follows:

1.             Such Transferee has received and read the LLC Agreement and acknowledges that such Transferee is acquiring Units subject to the terms and conditions of the LLC Agreement.

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2.             Such Transferee agrees that the Units acquired or to be acquired by such Transferee are bound by and subject to all of the terms and conditions of the LLC Agreement, and hereby joins in, and agrees to be bound by, and shall have the benefit of, all of the terms and conditions of the LLC Agreement to the same extent as if such Transferee were an original party to the LLC Agreement; provided, however, that such Transferee’s joinder in the LLC Agreement shall not constitute admission of such Transferee as a Member unless and until such Transferee is duly admitted in accordance with the terms of the LLC Agreement. This Addendum Agreement shall be attached to and become a part of the LLC Agreement.

3.             Any notice required as permitted by the LLC Agreement shall be given to Transferees at the address listed beneath their signatures below.

4.             Each Transferee is acquiring the number of Units specified as being held by such Transferee “prior to the Blocker Merger Effective Time” in the applicable clause of Section 2.02(b) of the Blocker Merger Agreement.

[Signature pages follow]

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TRANSFEREES:

D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 8-01(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 10-07(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 11-06(C), L.L.C.

By:
Name:
Title:

D. E. SHAW CH-SP SERIES 13-04(C), L.L.C.

By:
Name:
Title:

Address: c/o the Company

AGREED TO on behalf of the Members of the Company pursuant to Section 3.7 of the LLC Agreement.

FIRST WIND HOLDINGS, LLC

By:
Name:
Title:

Exhibit B

to Blocker Merger Agreement

[Form of Certificate of Merger]

CERTIFICATE OF MERGER

of

D. E. SHAW CH-SP SERIES 1 MWP ACQUISITION (C), L.L.C.

D. E. SHAW CH-SP SERIES 8-01(C), L.L.C.

D. E. SHAW CH-SP SERIES 10-07(C), L.L.C.

D. E. SHAW CH-SP SERIES 11-06(C), L.L.C.

and

D. E. SHAW CH-SP SERIES 13-04(C), L.L.C.

with and into

FIRST WIND HOLDINGS INC.

(Under Section 264 of the General Corporation Law of the State of Delaware and Section 18-209 of the Delaware Limited Liability Company Act)

The undersigned corporation formed and existing under and by virtue of the General Corporation Law of the State of Delaware, 8 Del.C. ‘ 101 et seq. (the “DGCL”).

DOES HEREBY CERTIFY:

FIRST:   The name and jurisdiction of formation or organization of each of the constituent entities which are to merge are as follows:

Name	Jurisdiction of Formation or Organization
D. E. Shaw CH-SP Series 1 MWP Acquisition (C), L.L.C.	Delaware
D. E. Shaw CH-SP Series 8-01(C), L.L.C.	Delaware
D. E. Shaw CH-SP Series 10-07(C), L.L.C.	Delaware
D. E. Shaw CH-SP Series 11-06(C), L.L.C.	Delaware
First Wind Holdings Inc.	Delaware
D. E. Shaw CH-SP Series 13-04(C), L.L.C.	Delaware

SECOND:               The Agreement and Plan of Merger, dated as of           , 2010 (the “Agreement and Plan of Merger”), has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Section 264(c) of the DGCL, Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.C. ‘ 18-101, et seq. and, with respect to First Wind Holdings Inc., Section 228 of the DGCL.

THIRD:                  The name of the surviving Delaware corporation is First Wind Holdings Inc. (the “Surviving Corporation”).

FOURTH:              The Certificate of Incorporation of the Surviving Corporation, as now in force and effect, shall continue to be the certificate of incorporation of the surviving corporation until amended and changed pursuant to the provisions of the DGCL.

FIFTH:                   The effective date (the “Effective Date”) of this Certificate of Merger shall be upon the filing of this Certificate with the Secretary of State of the State of Delaware and the effective time (the “Blocker Merger Effective Time”) hereof shall be 9:01 A.M. (New York City time) on such date.

SIXTH:                   The executed Agreement and Plan of Merger is on file at an office of the Surviving Corporation.  The address of such office of the Surviving Corporation is 179 Lincoln Street, Suite 500, Boston, MA  02111, Attention: General Counsel.

SEVENTH:             A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any member of D. E. Shaw CH-SP Series 1 MWP Acquisition (C), L.L.C., D. E. Shaw CH-SP Series 8-01(C), L.L.C., D. E. Shaw CH-SP Series 10-07(C), L.L.C., D. E. Shaw CH-SP Series 11-06(C), L.L.C. or D. E. Shaw CH-SP Series 13-04(C), L.L.C. and to any stockholder of First Wind Holdings Inc.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Merger as of the          day of                         , 2010.

FIRST WIND HOLDINGS INC.

By:
Name:
Title:

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Exhibit C

to Blocker Merger Agreement

[Form of Amended and Restated Certificate of Incorporation]

[See Exhibit 3.1 to Form S-1]

Exhibit D

to Blocker Merger Agreement

[Form of Amended and Restated By-Laws]

[See Exhibit 3.2 to Form S-1]